UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/20/2008

RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14428

Bermuda	98-014-1974
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Renaissance House
8-20 East Broadway
Pembroke Bermuda HM19
(Address of principal executive offices, including zip code)

(441) 295-4513
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 20, 2008, RenaissanceRe Holdings Ltd. issued a press release announcing that its Board of Directors has renewed its common stock repurchase program. Including amounts previously authorized and not yet utilized, an aggregate amount of $500 million is currently available. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

Date: May 20, 2008	By:	/s/ Stephen H. Weinstein
Stephen H. Weinstein
SVP, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release